Exhibit 10.4

UNIT SUBSCRIPTION AGREEMENT

This Unit Subscription Agreement (this “Agreement”), dated as of January 29, 2015, is made by and between InfraREIT Partners, LP (the “Partnership”) and MC Transmission Holdings, Inc. (“Marubeni”).

RECITALS

WHEREAS, this Agreement is being entered into in connection with the Merger and Transaction Agreement, dated as of January 29, 2015 by and among InfraREIT, L.L.C. (“InfraREIT LLC”), InfraREIT, Inc. (“InfraREIT Inc.”) and the Partnership (as the same may be amended, modified or supplemented from time to time, the “Merger Agreement”), pursuant to which, among other things, InfraREIT LLC will be merged with and into InfraREIT Inc., with InfraREIT Inc. as the surviving entity in the merger (the “Merger”);

WHEREAS, InfraREIT Inc. has filed with the United States Securities and Exchange Commission a registration statement on Form S-11 (the “Registration Statement”) with respect to an initial public offering (the “IPO”) of its common stock, par value $0.01 per share;

WHEREAS, 6,242,999 limited liability company interests in InfraREIT LLC designated as common shares were transferred to a trust (the “Trust Shares”) for the benefit of the Charitable Beneficiary (as defined in the Merger Agreement) as a result of the operation of certain provisions of Article 6 of the Amended and Restated Limited Liability Company Agreement of InfraREIT LLC, dated as of November 23, 2010 (the “LLC Agreement”);

WHEREAS, pursuant to Section 6.18 of the LLC Agreement, InfraREIT LLC has accepted the offer to purchase the Trust Shares from the Trust and InfraREIT Inc. (as successor in interest to InfraREIT LLC) has agreed to consummate the purchase of the Trust Shares contemporaneously with the Merger in consideration for a promissory note in the principal amount of $66,517,480 (the “ES Note”);

WHEREAS, in accordance with Section 6.18 of the LLC Agreement, immediately upon receipt, Westwood Trust, as Trustee of the Trust (the “Trustee”), will transfer the ES Note to Marubeni Corporation or its designated affiliate as the Purported Record Holder (as defined in the LLC Agreement) pursuant to an assignment agreement, in form and substance attached hereto as Exhibit A (the “Trust Promissory Note Assignment”);

WHEREAS, immediately upon receipt of the ES Note from the Trustee pursuant to the Trust Promissory Note Assignment, Marubeni Corporation will contribute the ES Note to Marubeni pursuant to the Contribution Agreement, of even date herewith;

WHEREAS, Marubeni desires to purchase an aggregate of 3,325,874 common units representing limited partnership interests in the Partnership (the “Subscribed Units”);

WHEREAS, Marubeni has agreed to transfer the ES Note to the Partnership in consideration for the purchase of the Subscribed Units immediately upon receipt of the ES Note from the Trustee, pursuant to the terms and conditions set forth herein and an assignment agreement, in form and substance attached hereto as Exhibit B (the “Marubeni Promissory Note Assignment”);

NOW, THEREFORE, in consideration of the premises and of the mutual promises, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Subscription. Subject to the terms and conditions of this Agreement and the Partnership Agreement (as defined below), Marubeni hereby subscribes for, and agrees to purchase, the Subscribed Units on the terms and conditions set forth in this Agreement. The powers, privileges and rights of the Subscribed Units, and the qualifications, limitations and restrictions thereof, are set forth in the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”), the form of which is attached hereto as Exhibit C, and upon consummation of the purchase of the Subscribed Units by Marubeni, Marubeni agrees to become and shall be admitted by the Partnership as a limited partner in the Partnership, in accordance with the terms and conditions thereof.

2. Closing. The purchase of the Subscribed Units shall occur on the date of and shall be conditioned upon the closing of the IPO immediately following (i) Marubeni Corporation’s receipt of the ES Note from the Trustee in accordance with Section 6.18 of the LLC Agreement and the Promissory Note Assignment and (ii) contribution of the ES Note by Marubeni Corporation to Marubeni.

3. Payment for Subscribed Units. The Partnership and Marubeni agree that Marubeni’s transfer of the ES Note to the Partnership pursuant to the Marubeni Promissory Note Assignment shall constitute full and complete consideration for, and satisfaction of any and all obligations of Marubeni to the Partnership with respect to, the Subscribed Units.

4. Representations and Warranties of the Partnership. The Partnership hereby represents and warrants to Marubeni as follows:

4.1. Organization, Good Standing, Power and Qualification. The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited partnership power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

4.2. Authorization. This Agreement and the Partnership Agreement and the transactions contemplated hereby and thereby, including the issuance of the Subscribed Units and admission of Marubeni as limited partner, have been duly authorized by all necessary limited partnership action on behalf of the Partnership in order to authorize the Partnership to enter into this Agreement and the Partnership Agreement. This Agreement and the Partnership Agreement, when executed and delivered by the Partnership, shall constitute a valid and legally binding obligation of the Partnership, enforceable against the Partnership in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3. Subscribed Units. The Subscribed Units, when issued, sold and delivered in accordance with the terms and for the consideration of the transfer of the ES Note to the Partnership, as set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than (i) restrictions on transfer set forth in (y) the Partnership Agreement or (z) applicable state and federal securities laws and (ii) liens or encumbrances created by or imposed by Marubeni. Assuming the accuracy of the representations of Marubeni in Section 5 of this Agreement, the Subscribed Units will be issued in compliance with all applicable federal and state securities laws.

5. Representations and Warranties of Marubeni. Marubeni hereby represents and warrants to the Partnership as follows:

5.1. Organization, Good Standing, Power and Qualification. Marubeni is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

5.2. Authorization. This Agreement and the Partnership Agreement and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on behalf of Marubeni in order to authorize Marubeni to enter into this Agreement and the Partnership Agreement. This Agreement and the Partnership Agreement, when executed and delivered by Marubeni, will constitute a valid and legally binding obligation of Marubeni, enforceable against Marubeni in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

5.3. Acquisition Entirely for Own Account. This Agreement is made with Marubeni in reliance upon Marubeni’s representation to the Partnership, which by Marubeni’s execution of the Agreement, Marubeni hereby confirms, that the Subscribed Units to be acquired by Marubeni will be acquired for investment for Marubeni’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Marubeni has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Marubeni further represents that Marubeni does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Subscribed Units.

5.4. Restricted Securities. Marubeni understands that the Subscribed Units have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Marubeni’s representations as expressed herein. Marubeni understands that the Subscribed Units are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Marubeni must hold the Subscribed Units indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Marubeni acknowledges that the Partnership has no obligation to register or qualify the Subscribed Units for resale other than pursuant to the terms of the Amended and Restated Registration Rights Agreement among the Partnership, InfraREIT Inc., Marubeni and the other investors party thereto. Marubeni further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Subscribed Units, and on requirements relating to the Partnership that are outside of Marubeni’s control, and that the Partnership is under no obligation and may not be able to satisfy.

5.5. Legends. Marubeni understands that the Subscribed Units and any securities issued in respect of or exchange for the Subscribed Units, may bear one or all of the following legends:

(a) “THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE U.S. OR NON-U.S. SECURITIES LAWS, IN EACH CASE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT, ANY APPLICABLE STATE SECURITIES LAWS AND ANY OTHER APPLICABLE SECURITIES LAWS.”

(b) Any legend required by the Partnership Agreement and/or the securities laws of any state or any other securities laws to the extent such laws are applicable to the Subscribed Units.

5.6. Accredited Investor. Marubeni is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

5.7. No General Solicitation. Marubeni did not acquire the Subscribed Units pursuant to (i) any general solicitation, or (ii) any advertisement in connection with the offer and sale of the Subscribed Units. Marubeni has a pre-existing relationship with the Partnership and has not relied upon any of the statements contained in the Registration Statement in connection with its determination to accept the Subscribed Units. In making the decision to accept the Subscribed Units, Marubeni has relied solely upon (i) the Partnership Agreement and this Agreement and (ii) its own independent investigations of the business to be undertaken by the Partnership or investigations conducted by its own independent advisers in evaluating its participation in the Partnership.

6. Miscellaneous.

6.1. Termination. This Agreement shall terminate if the closing of the IPO has not occurred within 10 business days of the date hereof.

6.2. Amendments; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be valid and enforceable unless such waiver is in writing and signed by the party to be charged, and, unless otherwise stated therein, no such waiver shall constitute a waiver of any other provision hereof (whether or not similar) or a continuing waiver.

6.3. Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

6.4. Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous negotiations, agreements and understandings of the parties.

6.5. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to any conflicts of law provisions that would result in the application of the laws of any other jurisdiction. Any legal action or proceeding between two or more parties to this Agreement shall be adjudicated solely and exclusively in the state and/or federal courts in Delaware. Each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

6.6. Notices. All notices, offers or other communications required or permitted to be given pursuant to this Agreement shall be in writing and may be personally served, sent via facsimile, sent via electronic mail or sent by United States mail or by commercial courier and shall be deemed to have been given when received at the address set forth below:

If to Marubeni:

Marubeni Corporation

c/o Marubeni Power International, Inc.

375 Lexington Avenue, New York, NY 10017

Attention: Takashi Fujinaga

Telephone: (212) 450-0640

E-mail: fukumura-toshihiro@marubeni.com

If to the Partnership:

InfraREIT, Partners, LP

Attn: Chief Executive Officer

1807 Ross Avenue, 4th Floor

Dallas, TX 75201

E-mail: DCampbell@huntutility.com

With a copy to:

InfraREIT, Inc.

Attn: General Counsel

1807 Ross Avenue, 4th Floor

Dallas, TX 75201

E-Mail: Legal@huntutility.com

The address of any party hereto may be changed by a notice in writing given in accordance with the provisions of this Section 6.6.

6.7. Severability. If all or any portion of any provision contained in this Agreement shall be determined by a court of law to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Agreement, and the remaining provisions and portions thereof shall continue in full force and effect.

6.8. Counterparts. For the convenience of the parties hereto, any number of counterparts hereof may be executed and each such counterpart shall be deemed to be an original instrument. A signature delivered by facsimile or other means of electronic transmission shall be deemed to constitute an original signature.

6.9. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Unit Subscription Agreement as of the date first set forth above.

Partnership:

InfraREIT Partners, LP
By:	InfraREIT, L.L.C., its general partner

By:	/s/ David A. Campbell
Name:	David A. Campbell
Title:	President

Subscriber:

MC Transmission Holdings, Inc.

By:	/s/ Takashi Fujinaga
Name:	Takashi Fujinaga
Title:	President

Signature Page to Unit Subscription Agreement

EXHIBIT A

Trust Promissory Note Assignment

EXHIBIT B

Marubeni Promissory Note Assignment

EXHIBIT C

Partnership Agreement